                          VAN KAMPEN AMERICAN CAPITAL
                          EXPLORER INSTITUTIONAL FUNDS
   SUPPLEMENT DATED NOVEMBER 1, 1996, TO THE PROSPECTUS DATED APRIL 22, 1996,
                  AS PREVIOUSLY SUPPLEMENTED ON JULY 16, 1996.

     On October 31, 1996, VK/AC Holding, Inc. became a wholly owned indirect subsidiary of Morgan Stanley Group Inc. pursuant to the closing of an Agreement and Plan of Merger among Morgan Stanley Group Inc., MSAM Holdings II, Inc. and MSAM Acquisition Inc., whereby MSAM Acquisition Inc. was merged with and into VK/AC Holding, Inc. and VK/AC Holding, Inc. was the surviving corporation (the "Acquisition"). As a result of the Acquisition, VK/AC Holding, Inc. became a wholly owned subsidiary of MSAM Holdings II, Inc. which, in turn, is a wholly owned subsidiary of Morgan Stanley Group Inc. VK/AC Holding, Inc. is the indirect parent of the Funds' investment adviser, Van Kampen American Capital Management, Inc. (the "Adviser").

     Morgan Stanley Group Inc. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser ("MSAM"), Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; asset management; trading of futures, options, foreign exchange commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending. As of September 30, 1996, MSAM, together with its affiliated investment advisory companies, had approximately $103.5 billion of assets under management and fiduciary advice.

     Prior to October 31, 1996, VK/AC Holding, Inc. was controlled, through the ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity Fund IV Limited Partnership. References in the attached Prospectus to The Clayton & Dubilier Private Equity IV Limited Partnership and its management are hereby deleted.

     At a special meeting of shareholders of the Funds held on October 23, 1996, shareholders approved changes to the Funds' fundamental investment restrictions to permit the Funds to invest their assets in shares of certain investment companies, consistent with their investment objectives and policies, in excess of the investment limitations imposed by the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds believe that from time to time they can more effectively and efficiently invest in certain types of securities by pooling their assets for such securities with assets of other investment companies managed by the Adviser and its affiliates. Prior to engaging in such transactions, the Funds and their Adviser and affiliates together with other investment companies managed by the Adviser and its affiliates will obtain exemptive relief from the Securities and Exchange Commission ("SEC") to permit such transactions. In order to take full advantage of any exemptive relief granted by the SEC, each of the Funds hereby restates its fundamental investment restriction, approved by shareholders, regarding investment in other investment companies to state:

          The Fund may not invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

     In addition, to the extent the Funds' fundamental investment restrictions regarding diversification, control, unseasoned issuers or restricted securities may be deemed to preclude the Funds from taking full advantage of any exemptive relief granted by the SEC, each of the Funds hereby adds the following exception, as approved by shareholders, to each applicable restriction:

          ..., except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.